UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF  1934

Date of Report (Date of earliest event reported): January 24, 2011

PATAPSCO BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-28032	52-1951797
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

1301 Merritt Boulevard, Dundalk, Maryland 21222
(Address Of Principal Executive Offices)(Zip Code)

(410) 285-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On January 24, 2011, Patapsco Bancorp, Inc. (the “Company”) announced its unaudited financial results for the three and six months ended December 31, 2010.  For more information, reference is made to the Company’s press release dated January 24, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated January 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATAPSCO BANCORP, INC.

Date: January 24, 2011	By:	/s/ William C. Wiedel, Jr.
William C. Wiedel, Jr.
Senior Vice President and Chief Financial Officer